SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2004

Town Sports International, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

New York	333-40907	13-2749906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue, New York, New York 10106
(Address of Principal Executive Offices, including Zip Code)

212-246-6700
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     99.1 Press release dated August 3, 2004

Item 12. Results of Operations and Financial Condition.

     On August 3, 2004, Town Sports International, Inc issued a press release announcing its results of operations for the three months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Town Sports International, Inc.

/s/Richard Pyle

Date: August 3, 2004	By:Richard Pyle
Its: Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION

99.1	Press Release issued by Town Sports International, Inc on August 3, 2004 announcing earnings for the three months ended June 30, 2004.

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